Segment Information (Tables)	3 Months Ended
Mar. 31, 2013
Segment Reporting [Abstract]
Schedule of Revenue from External Customers and Long-Lived Assets, by Geographical Areas [Table Text Block]
We have one operating segment with operations primarily in the United States and Canada. Sales are assigned to geographic locations based on the location of customers. The 2012 revenue is being presented to conform with 2013 presentation in consideration of transfer pricing adjustments. Geographic information is as follows (in thousands):

	Three Months Ended March 31,
	2013	2012
Revenue:
United States	$2,286	$2,802
Canada	770	1,002
Other countries	31	58
Total revenue	$3,087	$3,862